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IMPORTANT NOTICE

Dear Customer:

Please read this document carefully to understand its contents. Should you need any clarification or have any question, please feel free to contact our official responsible for this document or seek proper advice from any advisor or consultant as you deem appropriate.

CITIBANK, N.A. BANGKOK BRANCH
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                             LOAN FACILITY AGREEMENT

This agreement is made on   15 November 2000   by and between :

(1) King Power Duty Free Co.,Ltd. a limited company incorporated under the laws of the Kingdom of Thailand with its registered office located at 989 Siam Tower Building, 26th-27th Floor,, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, Thailand (hereinafter referred to as the "Borrower") ; and

(2) CITIBANK N.A., BANGKOK BRANCH, a bank incorporated under the laws of the United States of America and having a registered branch office at 82 North Sathorn Road, Bangrak, Bangkok 10500, Thailand (hereinafter referred to as the "Lender") The parties hereto agree to the following

1.       THE FACILITIES
         The Lender agrees to make available a loan facility (the "Facility") to the Borrower in a total cumulative principal amount eligible to be drawndown at the sole discretion of the Lender of up to Baht 30,000,000.- ( Thirty million baht only ) Notwithstanding the foregoing, the Lender may cancel or suspend the availability of the Facility at any time upon notice to the Borrower. Subject to the terms and conditions of this Agreement, the Lender agrees to make advances (hereinafter called the "Advances") under the Facility to the Borrower only for the purchase of...............................................
         when the Borrower submits the documents specified in Clause 2 hereof.

2.       CONDITIONS PRECEDENT

         2.1 The Borrower shall not be entitled to request for drawdown of the first Advance under this Agreement unless and until the Lender shall have received and is satisfied with the following documents :
                  (a) an updated Affidavit of the Borrower, which shows the status of the Borrower and its authorized directors;
                  (b) an updated Memorandum of Association and Articles of Association of the Borrower, which are certified to be correct and true by the Borrowers authorized directors;

                  (c) satisfactory evidence of the due authorization of the Borrower of the transactions contemplated herein and of the authority of the persons executing this Agreement to sign, deliver, and execute and documents to be executed or endorsed by the Borrower as required by the terms of this Agreement;
                  (d) satisfactory evidence of the timely payment of all charges and stamp duties necessary to ensure the legality, validity, enforceability, and admissibility in evidence of this Agreement and all other documents required by the terms of this Agreement; and
                  (e) all other documents or instruments as required by the Lender.

         2.2 In addition to Clause 2.1, the Lender's obligations to advance each subsequent Advance is subject to the following conditions:-
                  (a) The Lender shall have received satisfactory evidence which shows that there has been no adverse material change in the business or financial status of the Borrower.
                  (b) The representations and warranties of the Borrower set forth in this Agreement shall be correct and true as of the date the Advance is made and as if they were made on such date; and there shall not have occurred, or be continuing, any Event of Default specified in this Agreement, or any event which with the giving of notice or passing of time, or both, would constitute an event requiring prepayment or an Event of Default.
                  (c) The Lender shall have received the following documents together with the Borrower written confirmation as to the authenticity of all signatures thereon:

                           (1) the promissory note in the form shown in Schedule A for all amounts to be drawndown plus applicable interest;

                           (2) the receipt for each Advance in the form shown in Schedule B;

                           (3) all other documents which the Lender or its counsel shall have requested.

3.       DRAWDOWN

         The Facilities shall be available for drawing down within  ............
         ......months  from the date  hereof.  Any  amount of the  Facility  not drawndown within the said period shall not be available for drawing down, unless the Lender at its sold discretion agree to allow any further drawing down. In order to make a drawdown the Borrower must provide to the Lender at least five (5) business days prior to the date of drawdown

                  (a) promissory note (the "Promissory Note") in the form of Schedule A hereto;
                  (b) a receipt of the amount drawndown to the Lender in the form shown in Schedule B.
The Borrower hereby irrevocably authorizes and instructs the Lender to deposit all proceeds from the Loan drawndown hereunder only into an account opened and maintained by the Borrower at Citibank N.A., Bangkok Branch.

The Lender shall open and maintain on its books an account in the Borrower's name showing each Advance made under this Agreement, payments made, computation and payment of interest, and other amounts due or already paid under this Agreement, Such Advance account shall be conclusive and binding on the Borrower as to the amount due to the Lender at any time, except in the case of manifest error in computation.

4.       INTEREST

         (a) The Borrower agrees to pay interest on each Advance outstanding (based on the actual number of days elapsed and a 365 days year) at the floating rate of the prevailing Market Rate quoted by Lender at the date of drawdown which shall be indicated on each Promissory Note on the drawdown date. Such interest shall be payable in arrears on the Repayment Date (as defined in Clause 6) of each Advance.
         (b) The Borrower agrees that any change in the interest rate change to the Borrower from time to time shall be binding on the Borrower as and from the date of such change.
         (c) The Borrower agrees that the Lender may change the applicable interest rate hereunder upon written notice. Any such change shall be effective for all Advance hereunder after the date the Lender gives such notice.
         (d) If the Borrower defaults in the payment of any sum payable under or pursuant to this Agreement, the Borrower shall pay to the Lender at the maximum default interest rate as the Bank may from time to time notify to the Bank of Thailand.

Any interest overdue for not less than one year be compounded on a daily basis.

The above default interest at the rates mentioned above shall accrue from day to day and shall be calculated on the basis of the actual number of days elapsed. The certificate of the Lender as to the rate and amount of any interest payable under this Clause shall be conclusive and binding upon the Borrower in the absence of manifest error.

5.       METHOD OF PAYMENT

         (a) All sums payable to the Lender under this Agreement shall be payable, in Baht, and in immediately available funds at the Bangkok Branch of the Lender on the day when such payment is due. All amounts paid or remitted to the Lender shall be applied against amounts then due and payable under this Agreement in the order that the Lender deems appropriate.

         (b) Whenever any payment hereunder is due, or whenever any payment date would otherwise occur, on a day which is not a Banking Day, such payment shall be made, and such payment date shall occur, on the next succeeding Banking Day, unless the result of such extension would cause such payment to be made, or cause such payment date to occur, in the next following calendar month, in which event such payment shall be made, and such payment date shall occur on the first Banking Day preceding the scheduled payment date .

         (c) The Borrower hereby authorizes the Lender to apply and/or set off amounts held in the name of the Borrower in whatever currency on deposit or account with the Lender or any of its branches whether or not matures in reduction of amount due and payable hereunder.

         (d) The Borrower may not satisfy any payment obligation to the Lender by way of set-off against claims, if any, of the Borrower or of any third party against the Lender.

6.       REPAYMENT

         The Borrower shall repay the full amount of the Loan hereunder to the Lender within 365 calendar days from the date of the execution of this agreement. (hereinafter called the "Final Payment Date")

7.       PREPAYMENT

         The Borrower may prepay any Advance in whole or in part together with accrued interest at any time. Any amount prepaid shall not be available
         for reborrowing.                                               -Signed-
                                                                        -Signed-
8.       EXPENSES AND STAMP DUTY

         The Borrower shall reimburse the Lender, on demand, for all expenses incurred by the Lender, including but not limited to fees and expenses of counsel in connection with the preparation, negotiation, execution, administration and enforcement of this Agreement, and all other document required by the terms of this Agreement.

         The Borrower shall pay the stamp duty required for this Agreement.

9.       COLLATERAL AND CROSS COLLATERALIZATION

Upon request by the Lender, the Borrower shall as soon as practicable create, register or otherwise perfect collateral in favor of the Lender in the form and/or the amount acceptable to the Lender to sufficiently cover the Borrowers obligations under this Agreement. Any and all collateral given or to be given under this Agreement or in any document contemplated herein shall be a cross collateral creating a security interest for any and all, actual and contingent, current and future debts owed to the Lender and/or Citicorp Leasing (Thailand) Ltd. ("CLT") and/or any and all subsidiaries and affiliates of Citibank N.A. by the Borrower and/or the collateral provider. The Borrower and/or the collateral provider hereby agrees that it shall as soon as practicable execute and deliver to the Lender and/or CLT all documents and do all acts and things, including but not limited to registration with officials in charge if required, necessary for making and rendering such collateral valid, binding and enforceable, and shall from time to time enter into any amendment or supplement to this Agreement and/or the said collateral document as may be requested by the Lender and/or CLT.

10.      REPRESENTATIONS AND WARRANTIES

         The Borrower represent and warrants to the Lender that :

         (a) The Borrower is a company duly established, registered and validly existing under the laws of Thailand. The Borrower has full power and authority to own its property and assets and to carry on its business as it is now being conducted, and to borrow and perform its obligations under this Agreement and under the documents to be executed by it as required by the terms of this Agreement.

         (b) The Borrower has full power and has taken all appropriate and necessary corporate actions to authorize the execution, delivery and performance of this Agreement and the documents to be executed or endorsed by it as called for by the terms of this Agreement and the representatives of the Borrower executing this Agreement and the documents to be executed or endorsed by terms as called for by the term of this Agreement are fully authorized to do so.

         (c) This Agreement constitutes, and each of the documents to be executed or endorsed by the Borrower as called for by the terms of this Agreement when executed and delivered will constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their terms. The execution, delivery and performance of this Agreement and the documents called for by the terms of this Agreement and the payment of all amounts due on the dates and in the currency provided for herein and therein (i) will not violate any provision of law or other governmental directive having the force of law, (ii) will not contravene any governmental guideline or policy statement applicable to the Borrower but not having the force of law, (iii) will not conflict with the Memorandum and Articles of Association of the Borrower, (iv) will not conflict with or result in the breach of any provision of any agreement or instrument by which the Borrower or any of its properties or assets in bound and (v) will not constitute a default or an event which with the giving of notice or the passing of time, or both, would constitute a default under any such agreement or instrument.
         (d) The Borrower's has made all, if any filings and registrations with, and has obtained all consents and approvals of, such governmental authorities and public officers in Thailand as are necessary or advisable to ensure the due execution, delivery, performance, validity, effectiveness and enforceability of this Agreement and the documents called for by the terms of this Agreement.
         (e) The Borrower's obligations under this Agreement rank at least pari passu in priority of payment with all other obligations of the Borrower.
         (f) The Borrower is not in default under any Agreement or instrument by which it is or will be bound, there has not occurred any event which with the giving of notice or passing of time or both would constitute a default thereunder, and there is no litigation or administrative investigation or proceeding pending or threatened against the Borrower.
         (g) There are no proceedings before any court or panel of arbitrators or any government agency or administrative body pending or threatened against the Borrower that if adversely determined would materially impair the financial condition or operations of the Borrower or the ability of the Borrower to pay, when due, the principal of and interest on the Advances.

11.      COVENANTS

The Borrower covenants to the Lender effective from the date of this Agreement until the Borrower pays all sums due hereunder in full as follows :-

         (a) Each Advance shall be utilized by the Borrower exclusively for the purpose specified under Clause 1 thereof.
         (b) The Borrower shall maintain its corporate existence in good standing, and conduct its business in accordance and in compliance with all applicable laws, regulations, governmental directives, guidelines and policies applicable to it.

         (c) The Borrower shall pay and discharge all taxes and governmental charges upon it, or against any of its property, prior to the date after which penalties attach for the failure to pay, except to the extent that the Borrower is contesting, in good faith, its obligations to pay such taxes or charges, with adequate reserves having been set aside for the payment of such taxes or charges. The Borrower shall make timely filings of all tax returns and governmental reports required to be filed or submitted under any applicable laws or regulations.
         (d) The Borrower shall continue in full force and effect all governmental filings, registrations, consents and approvals, and pay all applicable stamp duties and taxes, necessary or advisable from time to time in connection with this Agreement and the documents called for by the terms of this Agreement, and shall make or obtain any additional governmental filings, registrations, consents and approvals that become necessary or advisable hereafter.
         (e) The Borrower shall ensure that its obligations under this Agreement rank and will rank at least pari passu in priority of payment and all other respects with all other obligations of the Borrower.
         (f) The Borrower shall not merge or consolidate with or acquire a substantial part of the assets or capital stock of any other company or sell, lease, transfer or otherwise dispose of any significant portion of its property or assets, except in the ordinary course of business.
         (g) The Borrower shall ensure that all the collateral created or to be created under this Agreement or any document contemplated herein shall at all times be perfect and rank first as collateral in favour of the Lender and/or CLT and the Borrower and/or the security provider shall not create any other security interest or collateral right over the property which is the subject matter of the collateral created or to be created under this Agreement or any document contemplated herein.

12.      EVENTS OF DEFAULT

If any of the following events (an "Event of Default") shall occur, the Lender may, by providing notice to the Borrower, declare the outstanding principal amount of all Advances, together with accrued interest and all other sums payable hereunder, to be immediately due and payable, whereupon the above shall become immediately due and payable without demand, protest, or further notice of any kind, and without the consent, decree or authorization of any court, all of which are expressly waived by the Borrower.

         (a) The Borrower fails to pay the principal, interest, fees or other charges which the Borrower is obligated to pay to the Lender under this Agreement, as they are due.
         (b) Any representation or warranty of the Borrower set forth in this Agreement, or in any document required by the terms and conditions of this Agreement, proves to have been untrue, incorrect or misleading when made or renewed, or becomes untrue at any subsequent time.
         (c) The Borrower violates any covenant set forth in Clause 10 of this Agreement, or fails to perform or violates any other provision of this Agreement.
         (d) Any permission, power of attorney, consent or approval necessary in connection with this Agreement, or any other documents required by the terms of this Agreement, is revoked a restricted.
         (e) Any performance of the Borrower under this Agreement, or any necessary documents under this Agreement, becomes illegal.

         (f) The Borrower fails for any reason to make payment of any indebtedness or perform any of its obligations to the Lender and/or CLT and/or any and all subsidiaries and affiliates of Citibank N.A. under any other agreement or document, or any other creditor when due, or if any indebtedness under any agreement or document binding on the Borrower is validly declared or otherwise becomes due and payable prior to its specified maturity date at any time from the signing date of this Agreement and the failure is not cured with seven (7) calendar days.
         (g) Any proceeding before a court, panel of arbitrators or government agency or administrative body is commended or threatened against the Borrower or if any property of the Borrower is seized or has lien put against it.
         (h) If any event occurs or circumstance arises including changes in the Borrower's financial condition, operating environment, management or ownership which in the opinion of the Lender would materially affect ability of the Borrower to perform or comply with its obligations herein to the Lender.
         (i) The Borrower (i) becomes insolvent at the sole opinion of the Lender or is unable to pay its debts when due, or admits in writing its inability to pay its debts when due, or (ii) makes an assignment for the benefit of other creditors, or makes a compromise with at least two of its creditors, or (iii) institutes any bankruptcy, insolvency, reorganization, arrangement, dissolution, liquidation or similar proceeding relating to it.
         (j) It becomes unlawful for the Lender to maintain the Facility hereunder.
         (k) If at any time the top ten existing major shareholders of the Borrower has lost, reduced or waived their right to the direct shareholding and ownership in the Borrower company to less than 50% of the companys issued share capital.

13.      SOLE AGREEMENT

         This Agreement and the documents referred to herein shall supersede any prior expressions of intent or understanding with respect to the subject matter hereto. This Agreement may only be amended by a writing signed by all the parties hereto.

14.      WAIVER

         (a) For the implementation of this Agreement, and all the documents required under this Agreement, the Borrower waives its rights and privileges under the Civil and Commercial Code as necessary to give effect to the terms and conditions of this Agreement.
         (b) A failure or delay by the Lender to exercise any of its rights, powers, or privileges under this Agreement, or any document required by the terms and conditions of this Agreement, shall not operate as a waiver thereof, nor shall any single or partial exercise of such right, power, or privilege preclude any further exercise thereof or of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

15.      ASSIGNMENT

         This Agreement shall be binding on and inure to the benefit of the Borrower and the Lender and/or CLT and their respective successors, but the rights of the Borrower under this Agreement are personal to it and may not be assigned either in whole or in part by the Borrower. The Lender and/or CLT may at any time upon written notice to the Borrower assign or transfer all or any of its rights or obligations under this Agreement, or sub-participate its interest under this Agreement in whole or in part.

16.      SET-OFF

         The Lender shall be entitled (but shall not be obliged) at any time and without notice to the Borrower to combine, consolidate or merge all or any of the accounts of Borrower anywhere whether singly owned by the Borrower or jointly owned with any other person and may transfer or set off any sums in credit in such accounts in or towards satisfaction of any of the liabilities of the Borrower hereunder whether actual or contingent, primary or collateral notwithstanding the fact that the credit balance on such account and the liabilities hereunder may not be expressed in the same currancy, and the Lender is hereby authorized to effect any necessary conversions at the Lender's own rate of exchange then prevailing.

17.      GOVERNING LAW AND ADJUDICATION

         (a) This Agreement shall be governed by, and interpreted in accordance with, the laws of Thailand .

         (b) For the implementation of this Agreement, and all the documents required under this Agreement, the Borrower hereby selects and chooses the Civil Court or any other court in Bangkok to be the court having jurisdiction over any dispute, or the Court where the Borrower's Memorandum of Association is registered, or any court in Thailand having jurisdiction over the Borrower's assets, immovable as well as movable.

18.      NOTICES

         Any notice hereunder shall be in writing, and shall be either personally delivered or transmitted by postage prepaid registered mail, telex or telefax to the parties at the following addresses :

To the Borrower :
      King Power Duty Free Co., Ltd.   989 Siam Tower Building, 26th-27th Floor,
                                       Rama I, Pathum Wan, Pathum Wan,
                                       Bangkok Metropolis

To the Lender : CITIBANK, N.A. BANGKOK BRANCH 82 North Sathorn Road, Silom Bangrak, Bangkok.

Either party may change its address for purposes hereof by notice to the other. Except as otherwise provided in this Agreement notices shall be effective (i) if personally delivered, on the date of delivery, (ii) if transmitted by postage prepaid registered mail, on the date seven days after delivery, or (iii) if transmitted by telex or telefax, on the date of transmission, whichever shall first occur.

19.      MISCELLANEOUS

         (a) The obligations of the Borrower to repay each Advance and to pay interest thereon is a primary obligation of the Borrower and no invalidity, irregularity or unenforceability of any underlying Accepted Invoice shall affect, impair or be a defense to the Borrower's payment obligations hereunder.

         (b) The Borrower hereby agrees that the Lender may disclose such information relation to this transaction as may from time to time be requested by any Thai governmental authority or as otherwise required by law.

         (c) If one or more provisions in this Agreement is or becomes void, illegal, or unenforceable by law, the validity, legality and enforceability of all remaining clauses shall not be in any way affected or impaired.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by the duly authorized representatives.

The Borrower : King Power Duty Free Co., Ltd.

By   :          -Signed-     Director     By :..................Director  (SEAL)
      (Mr. Viratana Suntaranond)


The Lender

CITIBANK, N.A. BNAGKOK BRANCH

By  :         -Signed-          Name:................./ Title :.................
        (Vichai Kitcharanant)

 ..................................Witness            -Signed-           Witness
(                                  )         (Hathyakanta Techakamphousha)


 ....................................      Schedule A     Promissory Note No.....
                                        Promissory Note  Bangkok, Thailand

                                                    Date :......................

On...................................., we,............................Co.,Ltd.,
promise to pay Citibank N.A., Bangkok Branch, a sum of Baht.....................
(...........................................)   plus   interest  at  a  rate  of
 .............%  per annum at its office in Bangkok,  Thailand.  Presentment  for payment, notice of protest, demand and notice of dishonor are hereby waived. In the event of commencement of suit to enforce payment of this note, we agree to pay attorneys fees.

Co., Ltd........................................

By..............................................  Authorized Signatory

Name............................................  Title.................. (SEAL)

By .............................................  Authorized Signatory

Name............................................  Title.................. (SEAL)



                                   Schedule B

                                     Receipt

This is to certify that we,.....................Co., Ltd., as the Borrower, have duly received Baht.................(Baht......................) on  the  date of
 ......................., from Citibank N.A., Bangkok Branch (the "Lender").  The said amount is an Advance under the Loan Facility Agreement dated...............
between us and the Lender.


Co., Ltd.......................................

By.............................................  Authorized Signatory

Name...........................................  Title................... (SEAL)

By ............................................  Authorized Signatory

Name...........................................  Title...................